SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2012

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Utah	000-30215	87-9369569
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3940-7 Broad Street, #200, San Luis Obispo, CA 93401 (Address of principal executive offices) Phone: (866) 297-7192 (Registrant’s Telephone Number)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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POWER-SAVE ENERGY COMPANY
Form 8-K
Current Report

ITEM 5.02
DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)	Resignation of Officers

•
On April 18, 2012, Gonzalo Troncoso resigned as Secretary of the Company.  Mr. Troncosco retains his position as President.  His resignation from the Secretary position is not the result of a disagreement with the Company.

(b)	Appointment of Officers

•	On April 18, 2012, Trish Malone was appointed as Secretary of the Company. She holds this position in addition to being the current Chief Financial Officer of the Company.

•	On April 18, 2012 the Board of Directors approved the appointment of Gonzalo Troncoso as Chief Operating Officer.

•	On April 18, 2012 the Board of Directors approved the appointment of Larry A. Zielke as Senior Vice President and General Counsel.

(c)	Appointment of Directors

•	On April 18, 2012 Gonzalo Troncoso was appointed as a member of the Board of Directors.

•	On April 18, 2012 Zirk Engelbrecht was appointed as a member of the Board of Directors.

•	On April 18, 2012 William Hlavin was appointed as a member of the Board of Directors.

•	On April 18, 2012 Benjamin R.Dickey was appointed as a member of the Board of Directors.

•	On April 18, 2012 Trisha Malone was appointed as a member of the Board of Directors.

The biographies for Ms. Malone, Mr. Troncoso, Mr. Zielke and Mr. Engelbrecht were filed with the Commission in a Current Report on Form 8-K  filed March 12, 2012 and incorporated by reference herein.

The biography for Mr. Hlavin is set forth below:

William J. Hlavin- Mr. Hlavin, age 68, is the President and Owner of Bass Energy, Inc.  Dr. Hlavin received a BS in geology from Ohio University in 1968 and received his masters and doctorate degrees in geology from Boston University in 1976. He has been actively engaged in well development in Ohio since 1969. Dr. Hlavin has participated in the drilling and completion of more than 1,000 wells principally in northeastern Ohio. Dr. Hlavin founded Bass Energy Inc. in 1983. He has held senior management positions in both privately held and public exploration and production companies. He was President of Appalachian Exploration, Inc. (1976-1982); a Canton, Ohio based company that operated over 600 wells. He served as President of Nancy Drilling Company, Inc. (1982-1987) an Ohio based well drilling contractor and as Executive Vice President of publicly traded Resource Exploration, Inc. (1986-1988). Dr. Hlavin, Certified Professional Geologist, is an active member of several organizations including the American Association of Petroleum Geologists, Geological Society of America, the Ohio Oil and Gas Association and as a Fellow of the Explorers Club.

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The biography for Mr. Dickey is set forth below:

Benjamin Dickey- Mr. Dickey, age 29, is an entrepreneur with nearly 10 years of experience in building successful businesses.  Mr. Dickey has worked as the President of Maverick Contracting, Ltd., a demolition and metal recycling company since 2007.  He has also worked with Lisbon Maintenance Company, a real estate development, property acquisitions, property repurposing and general contracting company since 2003, with Patriot Energy Partners/Patriot Land Company, oil and gas development companies since 2008 and with Patriot Water Treatment, LLC, a water treatment plant for light waste waters from the oil and natural gas industry since 2010.   Mr. Dickey received his Bachelor of Science degree in Management from Youngstown State University in 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER-SAVE ENERGY COMPANY
Date: April 18, 2012	By: /s/ Zirk Engelbrecht
Zirk Engelbrecht
Chief Executive Officer

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